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                                                                    EXHIBIT 23.7

                          CONSENT OF DIRECTOR/DESIGNEE

     The undersigned hereby consent, pursuant to Rule 438 of the Securities Act of 1933, as amended, to the reference to him under the caption "DESCRIPTION OF TRANSACTION -- Interests of Certain HFNC Persons in the Merger," in the Joint Proxy Statement/Prospectus, which is part of this Registration Statement on Form S-4.

                                                /s/ RAY W. BRADLEY, JR.

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                                                   Ray W. Bradley, Jr.

                                                   /s/ JOE M. LOGAN

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                                                       Joe M. Logan

                                                 /s/ JOHN M. MCCASKILL

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                                                    John M. McCaskill

                                                  /s/ WILLIE E. ROYAL

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                                                     Willie E. Royal

Charlotte, North Carolina
July 31, 1998